ADVISORSHARES TRUST

AdvisorShares RANGER EQUITY BEAR ETF

Nyse Arca Ticker: hdge

Supplement dated August 31, 2026 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares Ranger Equity Bear ETF (the “Fund”) and should be read in conjunction with those documents.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME

Effective at the end of the day on August 31, 2026, the Fund’s name will change to AdvisorShares Active Bear ETF. In addition, Ranger Alternative Management, L.P. (“Ranger”) will no longer serve as investment sub-advisor to the Fund. All references in the Summary Prospectus, Prospectus, and SAI to Ranger and its portfolio managers are deleted as of that time.

As a result of the Fund’s name change, effective November 1, 2026, the Fund’s non-fundamental investment policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in short positions in equity securities will be removed from the Summary Prospectus, Prospectus, and SAI. The Fund expects, however, to continue to invest primarily in short positions in equity securities.

AdvisorShares Investments, LLC (the “Advisor”) will continue to serve as investment adviser to the Fund and will provide day-to-day portfolio management services consistent with the Fund’s investment objective and overall strategy. Dan S. Ahrens, Managing Director, Chief Operating Officer and Chief Investment Officer of the Advisor, will serve as the portfolio manager of the Fund. Prior to joining the Advisor in 2008, Mr. Ahrens founded Ahrens Advisors, L.P., an SEC-registered investment adviser, where he acted as portfolio manager to a mutual fund. Before forming Ahrens Advisors, he was President of a mutual fund company, where he launched and served as portfolio manager to multiple funds. During that time, he also was President and Chief Compliance Officer of the funds’ adviser, and acted as President, Treasurer and Financial & Operations Officer of an affiliated broker-dealer firm. He is a published author and has appeared on numerous financial programs, including CNBC, CNN, Fox Business, ABC News and Bloomberg. He has been featured, along with funds under his management, in major national and trade publications including The Economist, New York Times, Financial Times, and The Wall Street Journal. He earned a Bachelor in Business Administration in Finance from Texas Tech University. Additional information about Mr. Ahrens is available in the Fund’s SAI.

As a result of these changes (other than the removal of the Fund’s 80% policy, which will be effective on November 1, 2026), the “Principal Investment Strategies” section on page 2 of the Fund’s Summary Prospectus and Prospectus is replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve the Fund’s investment objective by short selling a portfolio of liquid mid- and large-cap U.S. exchange-traded equity securities, ETFs, exchange-traded notes (“ETNs”), and other exchange-traded products (collectively with ETFs and ETNs, “ETPs”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in short positions in equity securities.

The Advisor allocates the Fund’s portfolio using a model provided by John Del Vecchio, CFA and Brad H. Lamensdorf. The Advisor implements the model’s bottom-up, fundamental, research driven security selection process that seeks to identify securities with low earnings quality or aggressive accounting that may tend to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the model seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward earnings outlook. In addition to extensive quantitative analysis, careful consideration is given to qualitative analysis. The assessment of the company’s management team, accounting practices, corporate governance, and competitive advantage are all key items. Once these quantitative and qualitative characteristics are thoroughly analyzed, the model then determines if there is sufficient return to the stock price to warrant an investment. Once a position is included in the model, it is subject to regular fundamental and technical risk review. This continual review process seeks to identify problem positions early and enhances performance by removing them before they become significant issues for the portfolio.

While the Advisor generally expects to use the model when buying and selling investments, the Advisor has full investment discretion over the Fund’s portfolio. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

On a day-to-day basis, for investment purposes and to cover its short positions, the Fund may hold U.S. government securities, short-term high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less, and ETFs that invest in these types of instruments.

In addition, the following risk disclosure is added to the Summary Prospectus and Prospectus:

Models and Data Risk. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. In addition, the use of predictive models has inherent risk. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.